SSgA FUNDS

                        SUPPLEMENT DATED NOVEMBER 3, 1997

                               TO PROSPECTUS DATED

                                DECEMBER 27, 1996

                           SSgA EMERGING MARKETS FUND

Effective November 1, 1997, the lead portfolio manager for the SSgA Emerging Markets Fund is Mr. Joshua Feuerman. Mr. Feuerman is a Vice President who joined State Street Global Advisors ("SSgA") in 1987. He is a portfolio manager in SSgA's Global Active Equities Group responsible for emerging markets portfolios. He also assists in the marketing of SSgA's equity products to existing and prospective clients as well as to the consultant community. Previously, Mr. Feuerman was responsible for research and development in the Active International Equities Group. He has been involved in the development of SSgA's country and stock selection processes. Mr. Feuerman has an MBA in Finance from the University of Chicago and an AB in Economics and Romance Languages from Bowdoin College. He is also an Adjunct Lecturer in Economics at Brandeis University.